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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 6, 2002
                                                           -------------


                           GENERAL MOTORS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                    1-143                 38-0572515
          --------                    -----                 ----------
      (State or other           (Commission File           (IRS Employer
      jurisdiction of                Number)            Identification No.)
       incorporation)

  300 Renaissance Center, Detroit, Michigan            48265-3000
  -----------------------------------------            ----------
  (Address of principal executive offices)             (Zip Code)


                                 (313) 556-5000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      The following exhibits are filed in connection with the consummation of the sale by the Corporation of its 4.50% Series A Convertible Senior Debentures due 2032 and 5.25% Series B Convertible Senior Debentures due 2032 (the "Debentures") under the Registration Statement on Form S-3 (Registration No. 333-75534) and the related Registration Statement on Form S-3 (Registration No. 333-83514) pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The Debentures were issued under the Senior Debt Indenture, dated as of December 7, 1995, as supplemented by a First Supplemental Indenture, dated as of March 4, 2002, all by and between the Corporation and Citibank, N.A. as trustee.

      Exhibits
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          1.   Form of Underwriting Agreement Standard Provisions
               (Convertible Debt Securities).

          2. First Supplemental Indenture, dated as of March 4, 2002, by and between the Corporation and Citibank, N.A. as trustee.

          3.   Form of 4.50% Series A Convertible Senior Debentures due
               2032.

          4.   Form of 5.25% Series B Convertible Senior Debentures due
               2032.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          General Motors Corporation
                                          --------------------------
                                                (Registrant)



Date: March 6, 2002                       By:       /s/ Peter R. Bible
                                          ---------------------------------
                                                    Name:  Peter R. Bible
                                          Title:    Chief Accounting Officer